UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2016

OraSure Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 East First Street Bethlehem, Pennsylvania	18015-1360
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-882-1820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition.

On February 3, 2016, OraSure Technologies, Inc. (the “Company”) issued a press release announcing its consolidated financial results for the quarter and full year ended December 31, 2015, and providing financial guidance for the first quarter of 2016. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Item and attached Exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing. The fact that the information and Exhibit are being furnished should not be deemed an admission as to the materiality of any information contained therein. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Current Report or attached Exhibit.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company’s Long-Term Incentive Policy (the “LTIP”) provides for annual long-term incentive equity awards for the Company’s senior management, including the Company’s principal executive officer, principal financial officer and other named executive officers (the “NEO’s”). Pursuant to the LTIP, on February 1, 2016, annual awards to the NEOs were granted by the Compensation Committee (“the “Committee”) of the Company’s Board of Directors (the “Board”), based on the performance of each NEO during 2015 (“Annual Awards”). These Annual Awards consisted of fifty percent (50%) performance-vested restricted units (“Performance Units”) and fifty percent (50%) time-vested restricted stock (“Restricted Stock”). The value of these Annual Awards is as follows, in accordance with the LTIP:

NEO		2016 Annual Award Value
Name	Title	Restricted Stock	Performance Units	Total $	Total % Base Salary
Douglas A. Michels	President and Chief Executive Officer	$641,662	$641,662	$1,283,324	215%
Ronald H. Spair	Chief Financial Officer and Chief Operating Officer	$316,466	$316,466	$632,932	135%
Anthony Zezzo, II	Executive Vice President, Marketing and Sales	$172,805	$172,805	$345,610	90%
Jack E. Jerrett	Senior Vice President, General Counsel and Secretary	$129,150	$129,150	$258,300	75%
Mark L. Kuna	Senior Vice President, Finance, Controller and Assistant Secretary	$107,738	$107,738	$215,476	80%

The Performance Units will vest if (i) the recipient remains employed by the Company for three years following the date of grant and (ii) the performance criteria determined by the Committee and/or Board are met. The Restricted Stock will vest in equal annual installments over the three-year period following the grant date, subject to the recipient’s continued employment by the Company.

For each award of Performance Units, one-half of that portion of the award shall be earned based on achievement of a three-year compound annual growth rate (“CAGR”) target for consolidated product revenues for the fiscal year period 2016-2018 and the remaining half shall be earned based on achievement of a one-year adjusted earnings per share (“EPS”) target for the fiscal year 2016. Both the product revenue CAGR and adjusted EPS targets exclude the impact of any potential acquisitions or divestitures by the Company. In addition, the adjusted EPS target excludes material changes in foreign exchange rates, new legal proceedings and certain other unbudgeted events unrelated to the Company’s operations.

Vesting of both the Restricted Stock and Performance Units will be accelerated upon a change of control or in the event of the death or disability of the recipient, with the Performance Units vesting at target performance levels if the event occurs prior to the end of a performance period or at actual levels when a performance measure has already been met, as determined by the Committee or Board. In addition, where the recipient is terminated without cause, the Performance Units will vest on a pro-rata basis through the date of termination, with the vesting at target performance levels if the termination occurs prior to the end of a performance period or at actual levels when a performance measure has already been met, as determined by the Committee or Board. The Annual Awards for the NEOs will be subject to the additional or different vesting provisions and other terms of applicable employment agreements with each executive as well as the Company’s standard terms and conditions for equity awards.

Item 7.01 – Regulation FD Disclosure.

On February 3, 2016, the Company held a webcast conference call with analysts and investors, during which Douglas A. Michels, the Company’s President and Chief Executive Officer, and Ronald H. Spair, the Company’s Chief Financial Officer and Chief Operating Officer, discussed the Company’s consolidated financial results for the quarter and full year ended December 31, 2015, provided financial guidance for the first quarter of 2016 and described certain business developments. A copy of the prepared remarks of Messrs. Michels and Spair is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

The information in this Item and attached Exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing. The fact that the information and Exhibit are being furnished should not be deemed an admission as to the materiality of any information contained therein. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Current Report or attached Exhibit.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated February 3, 2016, announcing consolidated financial results of OraSure Technologies, Inc. for the quarter and full year ended December 31 2015, and providing financial guidance for the first quarter of 2016.

99.2	Prepared Remarks of Douglas A. Michels and Ronald H. Spair for OraSure Technologies, Inc. Fourth Quarter and Full Year 2015 Analyst/ Investor Conference Call Held February 3, 2016.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: February 3, 2016	By:	/s/ Jack E. Jerrett
Jack E. Jerrett
Senior Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit No.	Description

99.1	Press Release, dated February 3, 2016, announcing consolidated financial results of OraSure Technologies, Inc. for the quarter and full year ended December 31 2015, and providing financial guidance for the first quarter of 2016.

99.2	Prepared Remarks of Douglas A. Michels and Ronald H. Spair for OraSure Technologies, Inc. Fourth Quarter and Full Year Ended 2015 Analyst/ Investor Conference Call Held February 3, 2016.